UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 24, 2006


                            ML MEDIA PARTNERS, L.P.
          (Exact name of each Registrant as specified in its Charter)


         Delaware                           0-14871               13-3321085
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission            (IRS Employer
incorporation or organization)           File Number)        Identification No.)


                          Four World Financial Center
                           New York, New York 10080
              (Address of principal executive offices) (zip code)

                                (800) 288-3694
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountants

On March 24, 2006, Deloitte & Touche LLP ("D&T") informed ML Media Partners, L.P. (the "Partnership") that due to ongoing litigation between D&T and Adelphia Communications Corp. ("Adelphia"), D&T would not be in a position to serve as the Partnership's independent auditors, and that it was resigning effective immediately. (The Partnership and Century Communications Corp. ("Century"), a subsidiary of Adelphia, are joint venturers in C/ML Cable Venture ("C-ML Cable").) D&T has not completed an audit or issued a report on any financial statements of the Partnership since its audit of the Partnership's financial statements for the year ended December 31, 1999 on which it issued its report dated March 27, 2000. D&T previously served as the independent auditors for C-ML Cable until June 14, 2002, when it resigned and withdrew its reports on C-ML Cable's financial statements for the years ended 1999, 2000 and 2001.

D&T's report on the Partnership's financial statements for the years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of the Partnership and the subsequent period through March 24, 2006, there have been no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in its reports.

The Partnership has provided D&T with its disclosures in this Current Report on Form 8-K reporting the resignation of D&T and has requested in writing that D&T furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. D&T has furnished the Partnership a copy of the letter addressed to the Securities and Exchange Commission. A copy of D&T's letter, dated March 24, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

      (c)      Exhibits

               16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 24, 2006.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ML MEDIA PARTNERS, L.P.

                                      By:  Media Management Partners,
                                              General Partner

                                      By:  ML Media Management Inc.


                                      By: /s/ Jeffrey Meshberg
                                          ------------------------------------
                                          Jeffrey Meshberg
                                          Vice President and Treasurer



Date:  March 24, 2006